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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

    We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated December 14, 2000, relating to the financial statements of eSkits, Inc., and to the reference to our firm under the caption "Experts" in the Prospectus.

                                          Liebman, Goldberg & Drogin, LLP

Garden City, NY
December 15, 2000